Exhibit 99.1

The Navigators Group, Inc. CORPORATE NEWS

Navigators Reports First Quarter Earnings

New York – May 3, 2012 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $7.9 million, or $0.56 per diluted share, for the three months ended March 31, 2012 compared to a net loss of $7.9 million, or $0.50 per share, for the comparable period in 2011. Operating earnings were $6.8 million, or $0.48 per diluted share for the first quarter of 2012 compared to a deficit of $6.7 million, or $0.43 per share, for the comparable period in 2011.

Gross written premiums and net written premiums for the three months ended March 31, 2012 were $343.1 million and $243.0 million, respectively, an increase of 15.8% and 25.9% from the comparable period in 2011.

The combined loss and expense ratio for the three months ended March 31, 2012 was 99.8%, compared to 117.1% for the comparable period in 2011.

Stan Galanski, President and Chief Executive Officer, commented, “We are pleased to have generated profitable underwriting results in a quarter that was impacted by one of the largest ocean marine losses in history, which is now projected to be over $1 billion to the industry. Despite the magnitude of the loss, Navigators’ net impact was well within our corporate risk appetite. Absent Costa Concordia, our combined ratio would have been 96.4%. This loss highlights the magnitude of economic value at risk in the operation of a modern cruise ship, encompassing loss of life, personal injury, damage to the vessel and the cost to remove the wreck. More broadly, we continue to achieve meaningful premium growth from the investments made in expanding our underwriting team and products over the past three years and experienced positive renewal price change across most of our specialty niches. Loss emergence was favorable during the quarter and operating expenses were in line with our expectations.”

Stockholders’ equity was $818.2 million, or $58.44 per share, as of March 31, 2012 compared to $803.4 million, or $57.57 per share, as of December 31, 2011.

Net investment income for the three months ended March 31, 2012 was $11.3 million, which decreased 35.2% from the comparable period in 2011. Investment income was reduced by $4.5 million as a result of the settlement of our pending dispute with Equitas over foregone interest on amounts that were due on certain reinsurance contracts. The annualized pre-tax investment yield, excluding net realized gains and losses and net other-than-temporary impairment losses recognized in earnings, was 2.0% for the three months ended March 31, 2012, compared to 3.3% for the comparable period in 2011. The effective tax rate on net investment income was 25.2% for the three months ended March 31, 2012, compared to 28.5% for the comparable period in 2011.

6 International Drive	Rye Brook, NY 10573
TEL (914) 933-6000	FAX (914) 934-2355

News Release

May 3, 2012

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.7 years as of March 31, 2012. As of March 31, 2012, net unrealized gains within our investment portfolio were $107.4 million, an increase of $13.8 million compared to December 31, 2011. There was $1.7 million of net realized gains including other-than-temporary impairment losses recognized in earnings for the three months ended March 31, 2012.

Consolidated net cash flow from operations for the three months ended March 31, 2012 was $16.4 million, compared to $13.3 million for the comparable period in 2011.

The Company will hold a conference call on Friday, May 4, 2012 starting at 8:30 a.m. ET to discuss the 2012 first quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (800) 850-2903 and the international dial-in is (224) 357-2399. Participants may connect to the webcast at:

http://investor.shareholder.com/navg/eventdetail.cfm?eventid=112108

Operating earnings, or net income excluding after-tax net realized gains (losses) and net other-than-temporary impairment losses recognized in earnings, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco Senior Vice President and Chief Financial Officer (914) 933-6043 cdefalco@navg.com www.navg.com

News Release

May 3, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended March 31,
	2012	2011	Change
Results of Operations
Gross written premiums	$343,149	$296,283	15.8%
Net written premiums	243,045	193,076	25.9%

Revenues:
Net earned premiums	183,119	152,478	20.1%
Net investment income	11,258	17,384	-35.2%
Total other-than-temporary impairment losses	(198)	(263)	NM
Portion of loss recognized in other comprehensive income (before tax)	44	22	100%

Net other-than-temporary impairment losses recognized in earnings	(154)	(241)	NM
Net realized gains (losses)	1,842	(1,389)	NM
Other income	911	991	NM

Total revenues	196,976	169,223	16.4%

Expenses:
Net losses and loss adjustment expenses	117,985	116,788	1.0%
Commission expenses	29,450	26,200	12.4%
Other operating expenses	36,307	36,575	-0.7%
Interest expense	2,049	2,046	0.1%

Total expenses	185,791	181,609	2.3%

Income before income taxes	11,185	(12,386)	NM

Income tax expense (benefit)	3,281	(4,493)	NM

Net income (loss)	$7,904	$(7,893)	NM

Per Share Data
Net income per common share:
Basic	$0.57	$(0.50)	NM
Diluted	$0.56	$(0.50)	NM

Average common shares outstanding:
Basic	13,979,442	15,738,693
Diluted	14,174,875	15,738,693
Underwriting Ratios
Loss Ratio	64.4%	76.6%
Expense Ratio	35.4%	40.5%

Combined Ratio	99.8%	117.1%

	March 31,	Dec 31,
	2012	2011
Balance Sheet Data
Stockholders’ equity	$818,217	$803,435	1.8%
Book value per share	$58.44	$57.57	1.5%

News Release

May 3, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands, except share data)

	March 31, 2012	December 31, 2011
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2012, $1,863,076; 2011, $1,816,710)	$1,943,563	$1,888,069
Equity securities, available-for-sale, at fair value (cost: 2012, $75,479; 2011, $73,567)	102,400	95,849
Short-term investments, at cost which approximates fair value	202,977	122,220
Cash	45,508	127,360

Total investments and cash	2,294,448	2,233,498

Premiums receivable	344,397	255,725
Prepaid reinsurance premiums	172,216	164,162
Reinsurance recoverable on paid losses	51,694	43,791
Reinsurance recoverable on unpaid losses and loss adjustment expenses	856,720	845,445
Deferred policy acquisition costs	70,000	63,984
Accrued investment income	14,528	14,492
Goodwill and other intangible assets	7,009	6,869
Current income tax receivable, net	8,059	15,391
Other Assets	28,456	26,650

Total assets	$3,847,527	$3,670,007

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,093,643	$2,082,679
Unearned premiums	601,333	532,628
Reinsurance balances payable	130,664	108,699
Senior notes	114,312	114,276
Deferred income tax, net	2,706	6,291
Accounts payable and other liabilities	86,652	21,999

Total liabilities	3,029,310	2,866,572

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,513,557 shares for 2012 and 17,467,615 shares for 2011	1,750	1,746
Additional paid-in capital	323,030	322,133
Treasury stock, at cost (3,511,380 shares for 2012 and 2011)	(155,801)	(155,801)
Retained earnings	573,013	565,109
Accumulated other comprehensive income	76,225	70,248

Total stockholders’ equity	818,217	803,435

Total liabilities and stockholders’ equity	$3,847,527	$3,670,007

News Release

May 3, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Comparative Premium Data

($ in thousands)

	Three Months
	2012	2011	Change
Gross Written Premiums:
Insurance Companies:
Marine	$61,865	$70,348	-12.1%
Property Casualty	155,919	112,888	38.1%
Professional Liability	30,554	23,540	29.8%

	248,338	206,776	20.1%

Lloyd’s Operations:
Marine	62,330	61,155	1.9%
Property Casualty	23,741	19,302	23.0%
Professional Liability	8,740	9,050	-3.4%

	94,811	89,507	5.9%

Total	$343,149	$296,283	15.8%

	Three Months
	2012	2011	Change
Net Written Premiums:
Insurance Companies:
Marine	$42,865	$54,218	-20.9%
Property Casualty	114,532	62,907	82.1%
Professional Liability	23,853	13,615	75.2%

	181,250	130,740	38.6%

Lloyd’s Operations:
Marine	48,525	49,671	-2.3%
Property Casualty	8,888	8,386	6.0%
Professional Liability	4,382	4,279	2.4%

	61,795	62,336	-0.9%

Total	$243,045	$193,076	25.9%

	Three Months
	2012	2011	Change
Net Earned Premiums:
Insurance Companies:
Marine	$35,275	$40,559	-13.0%
Property Casualty	74,368	42,935	73.2%
Professional Liability	21,905	15,326	42.9%

	131,548	98,820	33.1%

Lloyd’s Operations:
Marine	34,609	36,978	-6.4%
Property Casualty	13,157	11,894	10.6%
Professional Liability	3,805	4,786	-20.5%

	51,571	53,658	-3.9%

Total	$183,119	$152,478	20.1%

News Release

May 3, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

March 31, 2012

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$248,338	$94,811	$—	$343,149
Net written premiums	181,250	61,795	—	243,045
Net earned premiums	131,548	51,571	—	183,119
Net losses and loss adjustment expenses	(91,177)	(26,808)	—	(117,985)
Commission expenses	(19,301)	(10,886)	737	(29,450)
Other operating expenses	(25,345)	(10,962)	—	(36,307)
Other income (expense)	1,642	6	(737)	911

Underwriting profit (loss)	(2,633)	2,921	—	288

Net investment income	8,935	2,283	40	11,258
Net realized gains (losses)	1,875	(187)	0	1,688
Interest expense	—	—	(2,049)	(2,049)

Income (loss) before income taxes	8,177	5,017	(2,009)	11,185

Income tax expense (benefit)	2,258	1,726	(703)	3,281

Net income (loss)	$5,919	$3,291	$(1,306)	$7,904

Losses and loss adjustment expenses ratio	69.3%	52.0%		64.4%
Commission expense ratio	14.7%	21.1%		16.1%
Other operating expense ratio (2)	18.0%	21.2%		19.3%

Combined ratio	102.0%	94.3%		99.8%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

May 3, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

March 31, 2011

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$206,776	$89,507	$—	$296,283
Net written premiums	130,740	62,336	—	193,076
Net earned premiums	98,820	53,658	—	152,478
Net losses and loss adjustment expenses	(74,797)	(41,991)	—	(116,788)
Commission expenses	(12,340)	(14,407)	547	(26,200)
Other operating expenses	(26,799)	(9,776)	—	(36,575)
Other income (expense)	1,691	(153)	(547)	991

Underwriting profit (loss)	(13,425)	(12,669)	—	(26,094)

Net investment income	14,983	2,255	146	17,384
Net realized gains (losses)	(245)	(1,385)	—	(1,630)
Interest expense	—	—	(2,046)	(2,046)

Income (loss) before income taxes	1,313	(11,799)	(1,900)	(12,386)

Income tax expense (benefit)	228	(4,056)	(665)	(4,493)

Net income (loss)	$1,085	$(7,743)	$(1,235)	$(7,893)

Losses and loss adjustment expenses ratio	75.7%	78.3%		76.6%
Commission expense ratio	12.5%	26.8%		17.2%
Other operating expense ratio (2)	25.4%	18.5%		23.3%

Combined ratio	113.6%	123.6%		117.1%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

May 3, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Three Months Ended March 31, 2012
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$35,275	$27,770	$12,655	$(5,150)	78.7%	35.9%	114.6%
Property Casualty	74,368	48,148	22,854	3,366	64.7%	30.8%	95.5%
Professional Liability	21,905	15,259	7,495	(849)	69.7%	34.2%	103.9%

Total Insurance Companies	131,548	91,177	43,004	(2,633)	69.3%	32.7%	102.0%

Lloyd’s Operations:
Marine	34,609	21,558	14,682	(1,631)	62.3%	42.4%	104.7%
Property Casualty	13,157	4,048	5,059	4,050	30.8%	38.4%	69.2%
Professional Liability	3,805	1,202	2,101	502	31.6%	55.2%	86.8%

Total Lloyd’s	51,571	26,808	21,842	2,921	52.0%	42.3%	94.3%

Total All	$183,119	$117,985	$64,846	$288	64.4%	35.4%	99.8%

	Three Months Ended March 31, 2011
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$40,559	$27,998	$13,798	$(1,237)	69.0%	34.0%	103.0%
Property Casualty	42,935	35,934	17,598	(10,597)	83.7%	41.0%	124.7%
Professional Liability	15,326	10,865	6,052	(1,591)	70.9%	39.5%	110.4%

Total Insurance Companies	98,820	74,797	37,448	(13,425)	75.7%	37.9%	113.6%

Lloyd’s Operations:
Marine	36,978	24,890	14,778	(2,690)	67.3%	40.0%	107.3%
Property Casualty	11,894	9,283	7,112	(4,501)	78.0%	59.8%	137.8%
Professional Liability	4,786	7,818	2,446	(5,478)	163.4%	51.1%	214.5%

Total Lloyd’s	53,658	41,991	24,336	(12,669)	78.3%	45.3%	123.6%

Total All	$152,478	$116,788	$61,784	$(26,094)	76.6%	40.5%	117.1%

	Amounts		Loss Ratio
	March 31,	March 31,	March 31,	March 31,
	2012	2011	2012	2011
Net Incurred Loss Activity
For the Three Months Ended:
Insurance Companies:
Loss and LAE payments	$93,652	$66,693	71.2%	67.5%
Change in reserves	(2,475)	8,104	-1.9%	8.2%

Net incurred loss and LAE	91,177	74,797	69.3%	75.7%

Lloyd’s Operations:
Loss and LAE payments	24,644	23,587	47.8%	44.0%
Change in reserves	2,164	18,404	4.2%	34.3%

Net incurred loss and LAE	26,808	41,991	52.0%	78.3%

Total
Loss and LAE payments	118,296	90,280	64.6%	59.2%
Change in reserves	(311)	26,508	-0.2%	17.4%

Net incurred loss and LAE	$117,985	$116,788	64.4%	76.6%

	Amounts		Loss Ratio Impact
	March 31,	March 31,	March 31,	March 31,
	2012	2011	2012	2011
Impact of Prior Years Reserves
Favorable / (Unfavorable) Development
For the Three Months Ended:
Insurance Companies	$2,716	$(1,222)	2.1%	-1.2%
Lloyd’s Operations	4,150	(2,211)	8.0%	-4.1%

Total	$6,866	$(3,433)	3.7%	-2.3%

News Release

May 3, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

	Case	IBNR
	Reserves	Reserves	Total
Net Loss Reserves, March 31, 2012:
Insurance Companies:
Marine	$137,322	$118,297	$255,619
Property Casualty	171,977	303,766	475,743
Professional Liability	54,319	84,073	138,392

Total Insurance Companies	363,618	506,136	869,754

Lloyd’s Operations:
Marine	123,518	129,880	253,398
Property Casualty	29,853	22,159	52,012
Professional Liability	13,482	48,277	61,759

Total Lloyd’s Operations	166,853	200,316	367,169

Total Net Loss Reserves	$530,471	$706,452	$1,236,923

	Case	IBNR
	Reserves	Reserves	Total
Net Loss Reserves, December 31, 2011:
Insurance Companies:
Marine	$127,912	$121,875	$249,787
Property Casualty	185,822	296,177	481,999
Professional Liability	56,953	83,490	140,443

Total Insurance Companies	370,687	501,542	872,229

Lloyd’s Operations:
Marine	117,448	123,136	240,584
Property Casualty	37,877	25,846	63,723
Professional Liability	13,580	47,118	60,698

Total Lloyd’s Operations	168,905	196,100	365,005

Total Net Loss Reserves	$539,592	$697,642	$1,237,234

News Release

May 3, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

March 31, 2012

As of March 31, 2012, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.7 years. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.

As of March 31, 2012, the Company owned two asset-backed securities approximating $0.7 million with subprime mortgage exposures. The securities have an effective maturity of 1.6 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $2.0 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 5.6 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments as of March 31, 2012:

		Gross	Gross	Cost or	OTTI
	Fair	Unrealized	Unrealized	Amortized	Recognized
March 31, 2012	Value	Gains	(Losses)	Cost	in OCI
	($ in thousands)
Fixed maturities:
U.S. Government Treasury bonds,agency bonds and foreign government bonds	$418,876	$8,032	$(856)	$411,700	$—
States, municipalities and political Subdivisions	398,399	28,185	(156)	370,370	—
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	385,239	16,240	(7)	369,006	—
Residential mortgage obligations	20,254	35	(2,009)	22,228	(1,037)
Asset-backed securities	49,077	874	(45)	48,248	—
Commercial mortgage-backed securities	212,609	13,248	(76)	199,437	—

Subtotal	667,179	30,397	(2,137)	638,919	(1,037)
Corporate bonds	459,109	17,945	(923)	442,087	—

Total fixed maturities	1,943,563	84,559	(4,072)	1,863,076	(1,037)

Equity securities—common stocks	102,400	27,263	(342)	75,479	—

Short-term investments	202,977	—	—	202,977	—

Cash	45,508	—	—	45,508	—

Total	$2,294,448	$111,822	$(4,414)	$2,187,040	$(1,037)

News Release

May 3, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

March 31, 2012

($ in thousands)

The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at March 31, 2012:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
	Value	Gains	(Losses)	Cost
Agency mortgage-backed securities:
GNMA	$119,235	$6,573	$(2)	$112,664
FNMA	178,702	7,469	(5)	171,238
FHLMC	87,302	2,198	—	85,104

Total	$385,239	$16,240	$(7)	$369,006

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
	Value	Gains	(Losses)	Cost
Residential mortgage obligations:
Prime	$13,011	$11	$(1,629)	$14,629
Alt-A	2,009	3	(375)	2,381
Subprime	—	—	—	—
Non-US RMBS	5,234	21	(5)	5,218

Total	$20,254	$35	$(2,009)	$22,228